SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                                               December 20,1999
Date of Report (Date of earliest event reported)--------------------------------



                              NDC AUTOMATION, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   DELAWARE                     0-18253                         56-1460497
--------------------------------------------------------------------------------
(State or other               (Commission                    (I.R.S. Employer
 jurisdiction                 File Number)                  Identification No)
 of incorporation)



3101 LATROBE DRIVE             CHARLOTTE NC                        28211
--------------------------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)



                                                                 (704) 362-1115
Registrant's telephone number, including area code -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.
         ---------------------------------

                  None.

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

                  None.

Item 3.  Bankruptcy or Receivership.
         ---------------------------

                  None.

Item 4.  Changes in the Registrant's Certifying Accountant.
         --------------------------------------------------

                  None.

Item 5.  Other Events.
         -------------

                  None.

Item 6.  Resignations of Registrant's Directors.
         ---------------------------------------

                  Mr. Ralph Dollander resigned as Director of the Registrant effective December 16, 1999.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         Exhibit 1: Press release of resignation and promotion

         Exhibit:( C ) (17) A Copy of Letter of Resignation of Ralph Dollander

Item 8.  Change in Fiscal Year.
         ----------------------

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NDC AUTOMATION, INC.



Date:  December 20,1999              By:     /s/ Claude Imbleau
                                        -------------------------------
                                              Claude Imbleau
                                              Vice President of Finance and CFO